CASTLE BRANDS

COMPANY PRESENTATION

September 2017

Forward Looking Statements

CASTLE BRANDS

MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES, RELATE TO THE DISCUSSION OF OUR BUSINESS STRATEGIES AND OUR EXPECTATIONS CONCERNING FUTURE OPERATIONS, MARGINS, PROFITABILITY, LIQUIDITY AND CAPITAL RESOURCES AND TO ANALYSES AND OTHER INFORMATION THAT ARE BASED ON FORECASTS OF FUTURE RESULTS AND ESTIMATES OF AMOUNTS NOT YET DETERMINABLE. WHEN USED IN THIS PRESENTATION, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "PREDICT," "WILL," "COULD," "PLAN," "PROJECT," "PRELIMINARY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE MADE BASED ON EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS AFFECTING US AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO OUR OPERATIONS AND BUSINESS ENVIRONMENTS, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND OUR CONTROL, THAT COULD CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, OUR HISTORY OF LOSSES, OUR ABILITY TO EXPAND OUR OPERATIONS IN BOTH NEW AND EXISTING MARKETS, OUR DEPENDENCE ON A LIMITED NUMBER OF SUPPLIERS, OUR ABILITY TO DEVELOP OR ACQUIRE NEW BRANDS, OUR RELATIONSHIPS WITH DISTRIBUTORS AND THE SUCCESS OF OUR MARKETING ACTIVITIES, THE EFFECT OF COMPETITION IN OUR INDUSTRY AND ECONOMIC AND POLITICAL CONDITIONS GENERALLY, INCLUDING THE CURRENT ECONOMIC ENVIRONMENT, AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY CASTLE BRANDS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH APPLY ONLY AS OF THE DATE OF THIS PRESENTATION. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER WRITTEN OR ORAL, RELATING TO MATTERS DISCUSSED IN THIS PRESENTATION, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

This presentation may include industry and market data obtained through research, surveys and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources.

Company Overview

CASTLE BRANDS

- Producer and marketer of premium and super-premium spirits
- Focused on two primary categories:
  - Whiskey
  - Rum
- Markets Goslings Stormy Ginger Beer
- Consistently grown core brands faster than industry norms
- Clear growth strategy by adding points of distribution for growing brands
- Scalable business model - experienced sales team can handle increased volume
- Directors and officers own approximately 42% on a fully-diluted basis
- Stock currently trades at a significant discount to industry multiples

Core Categories

CASTLE BRANDS



CONSOLIDATED SALES - 12 MO. ENDED JUNE 31, 2017
Vodka/Tequila 2%
Liqueur 10%
Ginger Beer 28%
Whiskey 37%
Rum 23%

Growth Trends – TTM 2017 vs. FY 2016

CASTLE BRANDS

- Revenue for the twelve-month period ended June 30, 2017 was $81.4 million, a 12.3% increase over the comparable prior-year period
- TTM ended June 30, 2017 gross profit was $33.6 million, a 17.2% increase over the comparable prior-year period
- Controlled SG&A spending results in strongly improved financial performance.



600
500
400
300
200
100
-
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2016
TTM 2017
Index 2008 = 100
Revenue
COGS
SG&A
Gross Profit

Growth Drivers – TTM June 2017

- Shipments of **Jefferson's Bourbon** increased 19% to 70,000 cases in the TTM ended June 30, 2017, compared to 59,100 cases in the comparable prior-year period.
- Shipments of **Goslings Stormy Ginger Beer** increased 30% to 1,544,000 cases in the TTM ended June 30, 2017, compared to 1,188,000 cases in the comparable prior-year period.
- This growth resulted in significant improvement in financial performance.
- Net loss attributable to common shareholders improved to ($1.0) million for the TTM ended June 30, 2017, compared to ($2.2) million in the comparable prior-year period.
- EBITDA, as adjusted, for the TTM ended June 30, 2017 was $5.5 million, compared to $3.5 million in the comparable prior-year period.*

*For a reconciliation of net loss attributable to common shareholders to EBITDA, as adjusted, see Page F of Appendix. For a description of EBITDA, as adjusted, see Page G of Appendix.

Growth Potential

CASTLE BRANDS

- Castle Brands has achieved strong velocity at existing retail accounts, allowing for significant distribution growth opportunities through new accounts:
  - Brands are currently available in 10,000 off-premise accounts (high velocity) out of approximately 100,000 total accounts.
  - Brands are currently available in only 6,000 off-premise accounts out of approximately 250,000 total accounts
- Castle Brands has a significant history of innovation and line extensions, including the launch of Goslings Stormy Ginger Beer and Jefferson's Ocean, currently two of the company's most popular products.
- Goslings and Jefferson's currently have limited presence in the top international markets for premium rum and bourbon, respectively, allowing for opportunities to expand distribution internationally.

Public Company Valuations

- Public drinks companies trade at 5-6 times revenue and 16-20 times EBITDA.
- Acquisitions are often made at even higher revenue multiples.
- In the TTM ending June 30, 2017, Castle Brands had revenue, net of federal excise taxes, of $73.8 million.
- At $1.40 per share, Castle Brands' TEV is 3.6 times revenue.
- A large spirits company could (1) decrease COGS, (2) increase FOBs, (3) increase sales, (4) reduce selling expenses and (5) eliminate G&A, which could significantly increase EBITDA.

	Balance Sheet			Income Statement			Valuation Multiples (LTM)		
Company Name	Stock Price	Market Cap	Total EV	LTM Revenue	LTM EBITDA	LTM EPS	TEV/Rev	TEV/EBITDA	P/E
Diageo plc	$135.09	$84,233	$97,250	$15,650	$5,044	$5.43	6.2x	19.3x	24.9x
Pernod-Ricard SA	$137.96	$36,451	$45,983	$10,280	$2,795	$5.99	4.5x	16.5x	23.0x
Brown-Forman Corp	$54.27	$21,245	$23,235	$3,056	$1,081	$1.82	7.6x	21.5x	29.8x
Constellation Brands Inc.	$204.45	$39,872	$48,892	$7,395	$2,593	$8.18	6.6x	18.9x	25.0x
Remy Cointreau SA	$117.92	$5,922	$6,387	$1,171	$264	$4.14	5.5x	24.2x	28.5x
						Typical	5-6x	16-20x	

Comparable Public Company Analysis ($ in millions, except per share data) with prices as of 9/13/17

Strong Route to Market

- 30 person in-house sales and marketing team with years of experience
- Regional VPs from larger spirits companies
- Continued substantial growth without proportional increases in SG&A
- All necessary federal and state licenses in 50 states and DC
- Represented by top-tier distributors across the US such as:
    - Southern Glazer's Wine & Spirits
    - United Liquors
    - RNDC-USA
    - Breakthru Beverage
- Distribution in over 25 other countries
- Goslings Stormy Ginger Beer now available in all 4,500 U.S. Walmart stores

Premium Brand Portfolio

CASTLE BRANDS

KNAPPOGUE CASTLE
SINGLE MALT IRISH WHISKEY

JEFFERSON'S
VERY SMALL BATCH BOURBON

PALLINI
ROMA
Limoncello

Clontarf
IRISH WHISKEY

BRADY'S
IRISH CREAM

Goslings
Since 1806

BORU
IRISH VODKA

CELTIC HONEY
IRISH HONEY LIQUEUR

Jefferson's Bourbon


JEFFERSON'S
Jefferson's Reserve
JEFFERSON'S
JEFFERSON'S
ocean
AGED AT SEA
Jefferson's Reserve
Jefferson's
Manhattan

Jefferson's Bourbon

- Super premium small-batch bourbon brand
- Umbrella brand with multiple offerings:
  - Core SKUs: Jefferson's and Jefferson's Reserve
  - Barrel finishes, such as Pichon Baron and Suduiraut
  - Innovations, such as Jefferson's Ocean and Jefferson's Wood Experiments
- Sufficient barrel stock of bourbon to support continued growth
- **Fastest growing, established small-batch bourbon**
- Recently named as a "Hot Prospect" by *Impact*
- **One of the top-5 small-batch bourbons**
- Castle Brands owns 100% of the Jefferson's brand


JEFFERSON'S
Jefferson's Reserve
JEFFERSON'S
ocean
AGED AT SEA

Jefferson's Growth



Bourbon Growth
70
60
50
40
30
20
10
0
9L Cases In 000's
2010
2011
2012
2013
2014
2015
2016
Jefferson's (CAGR 47.8%)
Small Batch (CAGR 20.1%)
All Bourbon (CAGR 3.6%)

Source: IWSR

Jefferson's Market Share

CASTLE BRANDS

Top Small Batch Bourbons

9L Shipments (000's)

	2010	2011	2012	2013	2014	2015	2016
Woodford Reserve	127	148	181	221	276	341	400
Knob Creek	144	169	204	225	259	294	369
Basil Hayden	27	34	44	55	80	121	132
Jefferson's	8	12	19	29	38	57	65
Jack Daniels Single Barrel	46	49	53	52	52	56	59
Evan Williams Single Barrel	29	30	32	35	39	42	52
Booker's	11	13	15	19	24	26	32
Ridgemont Reserve	17	19	20	22	24	26	28
Wild Turkey Rare Breed	19	20	21	21	20	15	17
Russells Reserve	5	5	6	9	12	26	34
Blanton's Single Barrel	8	9	9	10	16	21	22
Eagle Rare	7	7	7	18	31	38	49

Source: IWSR

Jefferson's Marketing

CASTLE BRANDS

- Strong public relations activities to generate word of mouth endorsement
- New impactful advertising targeting millennials
- Brand extensions to drive growth
  - Jefferson's Ocean
  - Jefferson's Wood Experiments
  - Jefferson's Wine Finishes
- Off-Premise
  - Barrel programs
  - Merchandising programs
- On-Premise
  - Menu listing incentives
  - Jefferson's flight trays



SKYY
JEFFERSON'S
OCEAN

Jefferson's Barrel Display

Jefferson's Marketing

- Edgy and impactful trade and consumer advertising
- Strong PR activities resulting in substantial press "buzz"


TRANSFORM CORN, GET BOURBON.
TRANSFORM BOURBON, GET JEFFERSON'S.
How do you push the boundaries of bourbon without tainting the tradition? By taking the science of distillation, the art of maturation, and adding some good old-fashioned experimenting. That's how we add complexity – through different selection, agitation, and environmental processes. The result? A provocative taste unlike any other bourbons out there.
Jefferson's Reserve
Jefferson's
VERY SMALL BATCH BOURBON
ALCHEMY IS EVERYTHING
PLEASE SIP RESPONSIBLY.


JEFFERSON'S
SEA PRO

Hauling Cask: Jefferson's founder Trey Zoeller aboard the boat that's carrying two barrels of Jefferson's Journey bourbon. (Rush Jagoe for Forbes)

Goslings

Goslings Rum

- Goslings Black Seal - blended in Bermuda by Goslings Brothers Ltd., founded in 1806.
- In 2005, Castle Brands formed GCP, which holds the exclusive export and distribution rights for Goslings Rum for all countries other than Bermuda.
- Castle has a 80.1% controlling interest in GCP.
- Goslings Black Seal is **one of the top-10 premium imported rums in the U.S.**
- We believe that Goslings Stormy Ginger Beer is **the largest selling ginger beer in the U.S.**


MOST COCKTAILS COME WITH A NAPKIN.
THE DARK 'N STORMY® COMES WITH A TRADEMARK.
A rose by any other name may smell as sweet, but a Dark 'n Stormy by any other rum would not taste as great. In truth, it wouldn't even be a Dark 'n Stormy.
This is one of very few cocktails to earn a US Government trademark. Not to protect us, to protect the drink. Because there's a huge difference between Black Seal Rum and any other.
It's a deep, luscious rum made from a 160-year old family recipe using three individually aged distillates.
And don't even get us started on ginger beers! We crafted Stormy Ginger Beer to harmonize perfectly with Black Seal into the ultimate Dark 'n Stormy.
The lime? We sure recommend it but it's not etched in stone.
DARK 'N STORMY
Goslings
BLACK SEAL
BERMUDA BLACK RUM
Goslings
Since 1806
FOR SEVEN STUBBORN GENERATIONS

Goslings Growth


Rum Growth
9L Case Sales (000's)
200
150
100
50
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Goslings (CAGR 15.7%)
Peer Group of Premium Brands (CAGR 9.6%)
All Rum (CAGR 1.7%)

Source: IWSR

Goslings Market Share

Top 10 Premium Rum Brands

9L Shipments (000's)

	2010	2011	2012	2013	2014	2015	2016
Sailor Jerry	580	650	726	733	738	740	746
The Kraken	75	150	225	280	395	435	460
Myer's	271	289	280	252	244	234	224
Appleton	122	121	132	139	199	212	216
Goslings (Total ex Bermuda)*	99	115	134	153	152	184	161
Mount Gay	193	197	191	181	172	165	168
Goslings (U.S.)	77	88	101	115	112	128	123
Flor de Cana	80	84	85	94	90	94	97
Wray & Nephew	35	55	63	65	73	81	76
Pusser's	18	18	20	30	36	42	45
Barbancourt	22	25	30	35	37	38	40

Source: IWSR

Goslings Marketing

CASTLE BRANDS

- Focus on “Dark ‘n Stormy®” cocktail
- Over 100 events and sponsorships in 2017:
  - Honda Classic PGA tournament
  - Deutsche Bank PGA tournament
  - Charleston Race Week
- Expanded reach substantially by sponsoring America’s Cup Challenge (2015 to 2017):
  - Based in Bermuda
  - Now an “Extreme Sport”
  - Broadcast rights: NBC and 40 others
  - Hours of coverage: 3,000+
  - Television ad campaign
  - Total global audience: 1 billion+
  - Far beyond traditional sailing audience


Goslings
DARK 'n STORMY
BEAR TRAP

AMERICA'S CUP

OFFICIAL RUM & OFFICIAL GINGER BEER OF THE 35TH AMERICA'S CUP

Goslings Stormy Ginger Beer

- Launched in 2009 to reinforce the Dark 'n Stormy® cocktail.
- Sold to bars, liquor stores and supermarkets.
- We believe that GSGB is the largest selling ginger beer in the U.S.



Goslings Ginger Beer case sales
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
TTM 2017



AMERICA'S CUP
OFFICIAL GINGER BEER OF THE 35TH AMERICA'S CUP
Goslings
Since 1806
GINGER BEER

Irish Whiskey


KNAPPOGUE CASTLE
SINGLE MALT IRISH WHISKEY
12
KNAPPOGUE CASTLE
SINGLE MALT IRISH WHISKEY
14
TWIN WOOD
KNAPPOGUE CASTLE
SINGLE MALT IRISH WHISKEY
16
TWIN WOOD

Irish Whiskey – Knappogue

CASTLE BRANDS

- Knappogue Castle Irish whiskey was Castle Brands' first brand
- Knappogue Castle 14 was recently named "Best Overall Irish Whiskey" by the 2016 Irish Whiskey Awards
- Irish is fastest growing segment of the whiskey market
- Significant barriers to entry due to limited sources of supply
- Castle has favorable long-term supply contracts
- Like Jefferson's, Knappogue Castle is becoming an umbrella brand with line extensions at higher price points:
  - Knappogue 14 year-old
  - Knappogue 16 year-old
  - Knappogue Special Cask Barrel Program
- Meaningful growth potential and high margins
- Castle Brands owns 100% of Knappogue


KNAPPOGUE
CASTLE
SINGLE MALT IRISH WHISKEY
12

Irish Whiskey – Clontarf

CASTLE BRANDS

- A blended Irish whiskey
- Also triple-distilled and aged in bourbon barrels
- Substantial growth potential and attractive margins
- Castle has favorable long-term supply contracts
- Main markets are Ireland, Scandinavia and traditional Irish whiskey markets in the US
- Castle Brands owns 100% of Clontarf
- With Knappogue and Clontarf together, Castle Brands sold over 44,000 cases of Irish whiskey in the TTM ending June 30, 2017


Clontarf
1014
IRISH WHISKEY

Summary

- Castle Brands produces and markets premium and super-premium spirits.
- The company has consistently grown core brands significantly faster than industry norms.
- Castle Brands has a highly scalable business model with an experienced sales team in place that can handle substantial increases in volume.
- The company's core brands have strong turn in their current points of distribution.
- Castle Brands has a clear growth path by adding points of distribution, both on-premise and off-premise.
- ROX currently trades at a near 60% discount to industry multiples.
- Castle has a very accomplished and financially supportive Board of Directors and an experienced and capable management team.
- Directors and officers own approximately 42% on a fully-diluted basis.

Castle Brands Inc.

122 East 42nd Street, Suite 5000
New York, NY 10168

Office: 646.356.0200
Toll Free: 800.882.8140
Fax: 646.356.0222

Appendix

Management Team

Mark Andrews – Chairman

- Founded Castle Brands in 2003
- Chairman and CEO of American Exploration (ASE: AX), an oil and gas company, until its sale to Louis Dreyfus Natural Gas
- Former Director of IVAX Corp. from its founding until its sale to Teva Pharmaceutical Industries Limited (NASDAQ: TEVA)
- Life Trustee of New York Presbyterian Hospital
- Bachelor of Arts from Harvard College and MBA from Harvard Business School

Richard Lampen – President and Chief Executive Officer

- President and CEO of Ladenburg Thalmann Financial Services Inc (NYSE AMERICAN: LTS)
- Executive VP, Vector Group Ltd. (NYSE: VGR), holding company with interests in consumer goods and real estate
- Former Managing Director and Senior Member, Leveraged Finance Group, Salomon Brothers Inc.
- Former Partner & Co-Chairman of Corporate Department, Steel Hector & Davis, a law firm with headquarters in Miami, FL
- Bachelor of Arts from the Johns Hopkins University and a JD from Columbia Law School

Management Team

John Glover - Chief Operating Officer

- Over 35 years experience in marketing, commercial and general management in the spirits industry
- Former Senior VP Commercial Management of Remy Cointreau USA
- Served in various roles in marketing and management with predecessor companies to Diageo plc (LSE: DGE)
- Bachelor of Arts and MBA from Dartmouth College

Alfred Small - Chief Financial Officer

- Over 15 years experience in finance, operations and compliance in the spirits industry
- Former Accountant at Grodsky Caporrino & Kaufman, practicing in consumer goods, wholesale distribution, and technology
- Bachelor of Science from the State University of New York and a Certified Public Accountant

Kelley Spillane - SVP Global Sales

- Over 30 years experience in spirits sales
- Served in several senior sales and management roles at Carillon and was closely involved in the growth of Absolut Vodka and Grand Marnier in the U.S.
- Bachelor of Arts from Ramapo College

Marketing Team

CASTLE BRANDS

- Castle Brands has an experienced marketing team to complement its sales force:
  - **Malcolm Gosling** – As CEO of Gosling-Castle Partners, Inc., Malcolm oversees the marketing and promotional activities associated with the Goslings brands. Malcolm is based in Boston and works closely with a creative agency based there.
  - **Alejandra Peña** – As SVP Marketing, Alejandra is responsible for design, planning, marketing and promotional activities associated with Castle's brands. Prior to joining Castle in 2010, Alejandra served as Marketing Vice President for liqueurs and spirits for Remy Cointreau USA, where she was responsible for the marketing of Mount Gay Rum and Cointreau Liqueur.
  - **Trey Zoeller** – The founder of Jefferson's, Trey is responsible for Jefferson's marketing and promotional activities. Trey is based in Kentucky where his family has been active in the bourbon industry for several generations.
  - **Brand Team** – Castle Brands has a dedicated team of brand managers that focus on the planning and execution of marketing and commercial activities for the Castle Brands portfolio.

Summary Balance Sheet

CASTLE BRANDS

(in thousands)

Selected Balance Sheet Data	June 30, 2017*	March 31, 2017	2016	2015	2014	2013
Cash and cash equivalents	$ 433	$ 611	$ 1,431	$ 1,192	$ 909	$ 439
Working capital	$ 31,855	$ 31,171	$ 27,854	$ 24,167	$ 17,575	$ 12,454
Total assets	$ 56,016	$ 54,342	$ 48,610	$ 42,546	$ 35,048	$ 31,624
Total debt	$ 35,664	$ 34,920	$ 13,975	$ 12,789	$ 7,575	$ 9,298
Total liabilities	$ 51,680	$ 49,876	$ 26,540	$ 22,944	$ 16,586	$ 20,207
Total controlling shareholders' equity	$ 1,776	$ 1,987	$ 18,906	$ 17,058	$ 16,224	$ 10,134

*Unaudited

Summary Operating Trends

CASTLE BRANDS

(in thousands)

Selected Consolidated Statement of Operations Data	TTM Ended June 30 2017*	TTM Ended June 30 2016*	Year Ended March 31, 2017	2016	2015	2014	2013
Sales, net	$ 81,370	$ 72,458	$ 77,269	$ 72,220	$ 57,457	$ 48,140	$ 41,443
Gross profit	$ 33,563	$ 28,642	$ 31,700	$ 28,554	$ 21,573	$ 17,604	$ 14,320
Selling expense	$ 21,548	$ 19,502	$ 20,122	$ 19,223	$ 15,255	$ 12,530	$ 11,265
Operating income (loss)	$ 2,118	$ 866	$ 1,905	$ 1,006	$ (1,078)	$ (1,320)	$ (4,402)
Net change in fair value of warrant liability	$ -	$ -	$ -	$ -	$ -	$ (5,392)	$ 302
Income (loss) before provision for income taxes	$ 232	$ (315)	$ 694	$ (256)	$ (2,195)	$ (8,562)	$ (4,957)
Income tax benefit (expense)	$ 5	$ (1,138)	$ (188)	$ (1,451)	$ (1,279)	$ 590	$ 118
Net income (loss)	$ 237	$ (1,452)	$ 506	$ (1,707)	$ (3,474)	$ (7,972)	$ (4,839)
Net income attributable to noncontrolling interests	$ (1,270)	$ (706)	$ (1,359)	$ (810)	$ (326)	$ (935)	$ (610)
Net income attributable to controlling interests	$ (1,033)	$ (2,159)	$ (853)	$ (2,517)	$ (3,800)	$ (8,907)	$ (5,449)
Dividends to preferred shareholders	$ -	$ -	$ -	$ -	$ -	$ (385)	$ (744)
Net loss attributable to common shareholders	**$ (1,033)**	**$ (2,159)**	**$ (853)**	**$ (2,517)**	**$ (3,800)**	**$ (9,292)**	**$ (6,193)**

*Unaudited

GAAP to Non-GAAP Reconciliation*

(in thousands)

	TTM Ended June 30, 2017	TTM Ended June 30, 2016	Year Ended March 31, 2017	2016	2015	2014	2013
Net loss attributable to common shareholders	$ (1,033)	$ (2,159)	$ (853)	$ (2,516)	$ (3,800)	$ (9,291)	$ (6,193)
Adjustments:							
Interest expense, net	1,917	1,142	1,335	1,089	1,129	1,062	587
Income tax expense (benefit), net	(5)	1,138	188	1,451	1,279	(590)	(118)
Depreciation and amortization	981	965	1,030	940	908	860	920
EBITDA income (loss)	1,860	1,086	1,700	963	(484)	(7,959)	(4,804)
Allowance for doubtful accounts	126	39	123	61	236	403	87
Allowance for obsolete inventory	240	150	240	200	281	200	685
Stock-based compensation expense	1,701	1,483	1,578	1,371	788	394	282
Loss on wine assets	-	-	-	-	-	-	1,716
Transaction fees	347	-	347	-	-	-	-
Other expense (income), net	10	0	11	1	(17)	-	-
(Income) loss from non-consolidated equity investment	(89)	(23)	(51)	(19)	-	503	23
Foreign exchange loss	47	62	(84)	191	5	285	247
Net change in fair value of warrant liability	-	-	-	-	-	5,393	(303)
Net income attributable to noncontrolling interests	1,270	706	1,359	810	326	935	610
Dividend to preferred shareholders	-	-	-	-	-	385	744
EBITDA, as adjusted	**$ 5,513**	**$ 3,502**	**$ 5,223**	**$ 3,577**	**$ 1,134**	**$ 537**	**$ (712)**

*Unaudited

Non-GAAP Financial Measures

Within the information above, Castle Brands provides information regarding EBITDA, as adjusted, which is not a recognized term under GAAP (Generally Accepted Accounting Principles) and does not purport to be an alternative to income (loss) from operations or net income (loss) as a measure of operating performance. Earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for allowances for doubtful accounts and obsolete inventory, stock-based compensation expense, transaction fees, other (income) expense, net, loss from equity investment in non-consolidated affiliate, foreign exchange (gain) loss, net change in fair value of warrant liability, net income attributable to noncontrolling interests and dividend to preferred shareholders is a key metric the Company uses in evaluating its financial performance on a consistent basis across various periods. EBITDA, as adjusted, is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Due to the significance of non-cash and non-recurring items, EBITDA, as adjusted, enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. The Company uses EBITDA, as adjusted, as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and allocation of capital resources. The Company believes that EBITDA, as adjusted, eliminates items that are not indicative of its core operating performance or are based on management's estimates, such as allowance accounts, are due to changes in valuation, such as the effects of changes in foreign exchange or fair value of warrant liability, or do not involve a cash outlay, such as stock-based compensation expense. EBITDA, as adjusted, should be considered in addition to, rather than as a substitute for, income from operations, net income and cash flows from operating activities.